FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

Supplement dated June 6, 2017
to the Prospectus Supplement dated February 28, 2017
to the Prospectus dated February 16, 2017

This is a supplement (the “Supplement”), to the Prospectus Supplement dated February 28, 2017 (as further supplemented from time to time, the “Prospectus Supplement”) to the Prospectus dated February 16, 2017 of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) relating to the issuance and sale of Common Shares pursuant to a Controlled Equity OfferingSM Sales Agreement among the Fund, the Investment Adviser and Cantor Fitzgerald. This Supplement updates certain information in the Prospectus Supplement and the related Prospectus as follows. Certain capitalized terms used and not defined herein have the meanings set forth in the Prospectus Supplement or the Prospectus.
Use of Financial Leverage
The first paragraph under the heading “Use of Financial Leverage” in the Prospectus is deleted in its entirety and replaced with the following:
“The Fund may seek to enhance the level of its current distributions by the use of financial leverage through the issuance of preferred shares (“Preferred Shares”), through borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”) or through a combination of Preferred Shares, Borrowings and/or reverse repurchase agreement transactions (collectively, “Financial Leverage”). The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. The amounts of the Fund’s Leverage outstanding may vary over time and such amounts will be reported in the Fund’s audited and unaudited financial statements contained in the Fund’s annual and semi-annual reports to shareholders. Following the issuance of additional Common Shares pursuant to this Prospectus, the Fund may increase the amount of Financial Leverage while maintaining the percentage of the Fund’s Managed Assets attributable to Financial Leverage. Under current market conditions, the Sub-Adviser generally targets financial leverage of 30% to 38% of the Fund’s Managed Assets; however, there can be no assurance that the Fund’s leverage target will be achieved. So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. Any use of Financial Leverage must be approved by the Fund’s Board of Trustees. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.”
Effects of Leverage
The following supplements disclosure set forth under “Use of Financial Leverage—Effects of Leverage” in the Prospectus to reflect the Trust’s current intentions with respect to the use of Financial Leverage.
Assuming the Fund’s total Financial Leverage represented approximately 38% of the Fund’s Managed Assets (consisting of $155.4 million of borrowings under the Fund’s committed facility agreement, representing approximately 20.4% of the Trust’s Managed Assets as of May 31, 2017, and reverse repurchase agreements outstanding representing Financial Leverage equal to approximately 17.6% of the Fund’s Managed Assets) and interest costs to the Fund at a combined average annual rate of 2.17% with respect to such Financial Leverage (based on interest payable by the Fund on borrowings under the committed facility agreement, based on 3-month LIBOR plus 0.95%, as of May 31, 2017, and anticipated interest payable on reverse repurchase agreement transactions, based on applicable interest rates as of May 31, 2017), then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.82% to cover such interest expense. Of course, these numbers are merely estimates used for illustration. The amount of Financial Leverage used by the Fund as well as actual interest expenses on such Financial Leverage will vary.
The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 38% of the Fund’s Managed Assets. The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	(17.46)%	(9.39)%	(1.33)%	6.73%	14.80%

Summary of Fund Expenses
The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of November 30, 2016 (except as noted below) updated to reflect the Fund’s anticipated use of Financial Leverage in an amount equal to 38% of the Fund’s Managed Assets (as described in note (7) to the table), and after giving effect to the anticipated net proceeds of the offering of Common Shares pursuant to the Sales Agreement, assuming that the Fund incurs the estimated offering expenses. The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	2.00%(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	0.60%(2)
Dividend Reinvestment Plan Fees(3)	None

Percentage of Net Assets
Annual Expenses	Attributable to Common Shares(4)
Management Fees(5)(6)	1.61%
Interest Payments on Borrowed Funds(7)	1.33%
Other Expenses(8)	0.20%
Current Income Tax Expense(9)	0.00%
Deferred Income Tax Expense(10)	2.78%
Total annual expenses	5.92%

(1)
Represents the estimated commission with respect to the Common Shares being sold in this offering. Cantor Fitzgerald will be entitled to compensation up to 200 basis points of the gross proceeds of the sale of any Common Shares under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and Cantor Fitzgerald from time to time. The Fund has assumed that Cantor Fitzgerald will receive a commission of 2.00% of the gross sale price of the Common Shares sold in this offering.

(2)
The Adviser has incurred on behalf of the Fund all costs associated with the Fund’s effective registration statement and the offering of Common Shares pursuant to the Sales Agreement. The Fund has agreed, in connection with the offering of Common Shares pursuant to the Sales Agreement, to reimburse the Adviser for offering expenses incurred by the Adviser on the Fund’s behalf in an amount up to the lesser of 0.60% of the total offering price of the Common Shares sold pursuant to the Sales Agreement or the Fund’s actual offering costs.

(3)
Common Shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account. See “Automatic Dividend Reinvestment Plan” in the accompanying Prospectus.

(4)
Based upon net assets attributable to Common Shares as of November 30, 2016, after giving effect to the anticipated net proceeds of the offering of Common shares pursuant to the Sales Agreement. The proceeds may be greater or less than the amount assumed herein, depending on the number of Common Shares sold and the market price of the Common Shares at the time of any sale. There is no guarantee that there will be any future sales of Common Shares pursuant to the Sales Agreement. The number of Common Shares actually sold pursuant to the Sales Agreement may be less than as assumed herein.

(5)
The Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets (net assets plus any assets attributable to Financial Leverage). The fee shown above is based upon outstanding Financial Leverage of 38% of the Fund’s Managed Assets. If Financial Leverage of more than 38% of the Fund’s Managed Assets is used, the management fees shown would be higher.

(6)
The Adviser has agreed to waive the advisory fees payable with respect to the assets attributable to Common Shares issued pursuant to the Fund’s shelf registration statement (including Common Shares sold pursuant to the Sales Agreement) for the first three months after such Common Shares are issued and to waive half the advisory fees payable with respect to the assets attributable to such Common Shares for the subsequent three months.

(7)
Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements, based on the Fund’s anticipated Financial Leverage of 38% of Managed Assets (consisting of $155.4 million of borrowings under the Fund’s committed facility agreement, representing approximately 20.4% of the Trust’s Managed Assets as of May 31, 2017, and reverse repurchase agreements outstanding representing Financial Leverage equal to approximately 17.6% of the Fund’s Managed Assets) and interest costs to the Fund at a combined average annual rate of 2.17% with respect to such Financial Leverage (based on interest payable by the Fund on borrowings under the committed facility agreement, based on 3-month LIBOR plus 0.95%, as of May 31, 2017, and anticipated interest payable on reverse repurchase agreement transactions, based on applicable interest rates as of May 31, 2017). The actual amount of interest payments on borrowed funds will vary, as the amount of Financial Leverage used by the Fund as well as actual interest expenses on such Financial Leverage will vary.

(8)	Other expenses are based on estimated amounts for the current fiscal year. Other expenses do not include expense related to realized or unrealized investment gains or losses.

(9)
The Fund will be treated for U.S. federal income tax purposes as a taxable regular corporation or so called “C” corporation. As a C corporation the Fund will accrue a deferred tax liability balance for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs considered to be returns of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, will be reflected in its NAV. Future actual income tax expense, if any, will be incurred over many years depending on if and when investment gains are realized, the then current tax basis of assets, the level of net loss carryforwards and other factors.

(10)
An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment gains/losses and realized and unrealized gains/losses on investments and such expenses/(benefits) may vary greatly from year to year and from to day to day depending on the nature of the Fund’s investments, the performance of those investments, and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2016, the Fund accrued approximately $12.8 million in net deferred tax expense primarily related to unrealized appreciation on investments. Deferred income tax expense/benefit represents an estimate of the Fund’s potential tax expense/benefit if it were to recognize the unrealized gains/losses on portfolio assets that occurred during the fiscal year ended November 30, 2016, based on the market value and basis of the Fund’s assets as of November 30, 2016.

Example
As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 5.92% (including the Fund’s estimate of Deferred Income Tax Expense for the fiscal year ended November 30, 2016) of net assets attributable to Common Shares, (2) the Sales Load of $20 and estimated offering costs of $6 and (3) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$86	$209	$336	$676
___________

*
The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

***
Shares of closed-end funds frequently trade at a discount to their net asset value, which may increase the risk of loss. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of this offering. Investors will be acquiring shares at a premium to net asset value, therefore investors in this offering are likely to experience an immediate dilution of their investment.
Investing in the Fund’s Common Shares involves certain risks. See “Risks” beginning on page 59 of the accompanying Prospectus. You should consider carefully these risks together with all of the other information contained in the Prospectus Supplement and the accompanying Prospectus before making a decision to purchase Common Shares.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Supplement, the Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.